Employee Benefits	12 Months Ended
Dec. 31, 2021
Disclosure Of Defined Benefit Plans [Line Items]
Employee Benefits
9.
Employee Benefits

As at December 31, 2021 the Group ‘s fulltime equivalents (FTE’s) were 539 (310 in the year ended December 31, 2020) where 38% corresponded to information technology engineers (38% and 39% in the year ended December 31, 2020 and 2019, respectively).

Employee benefits is composed of the following:

	2021	2020	2019
Salaries, wages and contractor fees (i)	27,535	13,785	9,884
Share-based payments (ii)	7,590	7,295	716
Total employee benefits	35,125	21,080	10,600

(i)
Salaries, wages and contractor fees includes social security costs as well as annual bonuses compensations. This line also includes USD 7,085 (USD 2,984 in 2020 and USD 1,494 in 2019) related to capitalized salaries and wages.
(ii)
The share-based payments relate to equity-settled compensation expenses. For further information refer to Note 2.11: Share-based payments and warrants.